UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 25, 2006
                                                --------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-30575                  91-2032368
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(State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)


4991 CORPORATE DRIVE                                        HUNTSVILLE, AL 35805
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code    (256) 430-4000
                                                  ------------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     2006 Executive Bonus Program.
     -----------------------------

     On April 25, 2006, Avocent Corporation's Compensation Committee approved the Avocent Corporation 2005 Executive Bonus Program. A summary of the Avocent Corporation 2006 Executive Bonus Program is incorporated herein by reference and filed as Exhibit 99.11 hereto.

     2005 Equity Incentive Plan.
     ---------------------------

     On June 23, 2005, the stockholders of Avocent Corporation (the "Company") approved the 2005 Equity Incentive Plan (the "2005 Plan"), a copy of which was included as part of the Proxy Statement for the Company's 2005 Annual Meeting of Stockholders, and the 2005 Plan (together with the form of agreements under the 2005 Plan) was filed with the Securities and Exchange Commission (the "SEC"). The description of the 2005 Plan contained herein is qualified in its entirety by reference to the full text of the 2005 Plan (and form of agreements thereunder), filed as Exhibit 99.11 to the Company's Form 8-K on June 23, 2005. The Company's Compensation Committee, which is comprised of three independent non-employee directors, is the Administrator under the 2005 Plan.

     On April 25, 2006, the Company's Compensation Committee and the Company's Board of Directors unanimously approved an amendment to the 2005 Plan to increase by two million two hundred fifty thousand (2,250,000) the number of shares that may be awarded under the 2005 Plan. This amendment to the 2005 Plan is being submitted to the Company's stockholders for approval at the 2006 Annual Meeting of Stockholders on June 15, 2006, and more details about the proposed amendment are contained in the Company's Proxy Statement for the 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006.

     Under the 2005 Plan, the Administrator has the discretion to make various equity awards, including awards of stock options, restricted stock, restricted stock units, performance shares, and performance share units. After a comprehensive review of the Company's incentive compensation programs with an independent compensation consultant, the Compensation Committee and Board of Directors have concluded that future awards under the 2005 Plan will likely consist of restricted stock, restricted stock units, and performance shares rather than stock options.

     The Administrator also has the authority under the 2005 Plan to approve the forms of agreements for use under the 2005 Plan and to determine the time-based or performance-based criteria upon which the granting or vesting of awards is conditioned. On April 25, 2006, the Administrator approved additional forms of agreement for grants of restricted stock units and performance shares under the 2005 Plan, copies of which are incorporated herein by reference and filed as
Exhibit 99.12 hereto.

     The 2005 Plan authorizes the Administrator to determine the goals applicable for performance-based awards using one or more measures that are designed to meet the "performance-based compensations" requirements of Section 162(m) of the Internal Revenue Code. On April 25, 2006, the Administrator established the performance-based criteria to be used by the Company in the award of performance shares under the 2005 Plan, and determined that each participant's performance-based award would be granted or earned based on certain financial performance of the Company in 2006, and if earned or to the extent earned, would vest over three years (including 2006). The number of performance shares earned by each participant would be determined in accordance with specified levels of growth in the Company's operational (not GAAP) revenue and specified levels of growth in the Company's operational (not GAAP) earnings per share in 2006 over the base operational revenue and operational earnings per share in 2005 and adjusted for any acquisitions on a pro-rata basis and excluding from the calculation of operational earnings per share any transaction expenses from failed transactions or transactions that have not closed. Depending on the levels of growth in the Company's 2006 operational revenue and 2006 operational earnings per share over 2005, participants would earn a percentage from 0% to 150% of their performance-based awards. Each of the two performance metrics would be weighted equally in calculating the percentage of performance shares actually earned by each participant.

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     The specific levels of operational revenue and earnings per share growth and the related percentages of performance shares earned have been communicated to each eligible executive and represent target levels or other achievements with respect to specific quantitative or qualitative performance related factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the Company.

     Equity Ownership Guidelines.
     ----------------------------

     On April 25, 2006, the Avocent Corporation Board of Directors approved stock ownership guidelines for directors and senior corporate officers of the Company. Under these ownership guidelines, the Company's Board non-executive members would be expected to own Company stock with a value equal to at least their annual Board retainer, the Company's Chief Executive Officer would be expected to own Company stock with a value equal to at least three times his base salary, the Company's President and Chief Operating Officer would be expected to own Company stock with a value equal to at least one and one-half times his base salary, and other senior officers of the Company would be expected to own Company stock with a value equal to at least the officer's base salary. These ownership levels would be achieved over a period of time by requiring the director or officer to retain a significant portion of any restricted stock award until such time as the required minimum ownership level is reached.

     In the case of both officers and directors, shares owned would be valued annually on the vest date of any restricted stock award at the then current values of the shares. Shares owned by the officer or director in excess of the minimum required stock ownership value can be sold in the discretion of the officer or director, subject to normal trading guidelines imposed by the Company from time to time. Performance shares granted to officers from time to time with specific performance requirements to be earned and, once earned, subject to additional vesting at specified dates would be excluded from the ownership guidelines.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number  Description of Exhibit
     --------------  ----------------------

     99.11           Summary of Avocent Corporation 2006 Executive Bonus Program

     99.12           Additional 2005 Equity Incentive Plan Forms of Agreements


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AVOCENT CORPORATION

Date: May 1, 2006
                             By: /s/ Samuel F. Saracino
                                 -----------------------------------------------
                                 Samuel F. Saracino
                                 Executive Vice President of Legal and Corporate Affairs, General Counsel, and Secretary


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                                  EXHIBIT INDEX
                                  -------------

Exhibit              Description
-------              -----------
99.11                Summary of Avocent Corporation 2006 Executive Bonus Program

99.12                Additional 2005 Equity Incentive Plan Forms of Agreements


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